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                                                                    EXHIBIT 23.2

             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To Air Systems, Inc.:

We hereby consent to the use of this Registration Statement on Form S-1
(No. 333-52671) of our report, dated April 27, 1998, relating to the financial statements of Air Systems, Inc. We also consent to the reference to our Firm under the captions "Experts" and "Selected Financial Data" in the Prospectus.

                                          /s/ Shilling & Kenyon, Inc.
                                          .....................................
                                          SHILLING & KENYON, INC.

San Jose, California
July 1, 1998

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